UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

Z-Tel Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction	000-28467 (Commission	59-3501119 (IRS Employer
of incorporation)	File Number)	Identification No.)

601 South Harbour Island Boulevard, Suite 220 Tampa, Florida (Address of principal executive offices)	33602 (Zip Code)

(813) 273-6261
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure to Satisfy Continued Listing Standard
SIGNATURE

Item 3.01 Notice of Failure to Satisfy Continued Listing Standard

     By letter dated August 30, 2004, the Nasdaq Stock Market has informed us that we have failed to comply with Nasdaq’s $35 million market value of listed securities requirement for continued listing on the Nasdaq SmallCap Market (Rule 4310(c)(2)(B)(ii)) and consequently are subject to delisting from that market beginning September 9, 2004.

     We intend to appeal the staff determination to a Nasdaq Listing Qualifications Panel and, pending that hearing, our common shares will continue to trade on the Nasdaq SmallCap Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 1, 2004.

Z-TEL TECHNOLOGIES, INC.

	BY:	/s/ Horace J. Davis, III

	Name: Title:	Horace J. Davis, III Chief Executive Officer

A signed original of this Form 8-K has been provided to Z-Tel Technologies, Inc. and will be retained by Z-Tel Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.